STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 15, 2008 AS REVISED ON JUNE 27, 2008



WISDOMTREE(R) TRUST

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the current Prospectus ("Prospectus") for the following separate investment portfolios (each, a "Fund") of WisdomTree Trust (the "Trust"), as each such Prospectus may be revised from time to time:

   WisdomTree U.S. Current Income Fund
   WisdomTree Dreyfus Brazilian Real Fund
   WisdomTree Dreyfus Chinese Yuan Fund
   WisdomTree Dreyfus Euro Fund
   WisdomTree Dreyfus Indian Rupee Fund
   WisdomTree Dreyfus Japanese Yen Fund


   WisdomTree Dreyfus New Zealand Dollar Fund
   WisdomTree Dreyfus South African Rand Fund

The current Prospectus for each of the Funds is dated April 15, 2008 as revised on June 23, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Financial Statements and Annual Reports will be available after the Funds have completed a fiscal year of operations.


A copy of the Prospectus for each Fund may be obtained, without charge, by calling 1-866-909-9473 or visiting www.wisdomtree.com, or writing to WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

                               TABLE OF CONTENTS


General Description of the Trust and the Funds ............................    1
Investment Strategies and Risks ...........................................    1
Principal Investment Strategies ...........................................    1
General Risks .............................................................    3
Specific Investment Strategies ............................................   10
Proxy Voting Policy .......................................................   14
Portfolio Holdings Disclosure Policy ......................................   15
Investment Limitations ....................................................   16
Continuous Offering .......................................................   17
Management of the Trust ...................................................   18
Brokerage Transactions ....................................................   26
Additional Information Concerning the Trust ...............................   26
Creation and Redemption of Creation Unit Aggregations .....................   28
Taxes .....................................................................   32
Determination of NAV ......................................................   38
Dividends and Distributions ...............................................   38
Financial Statements ......................................................   38
Miscellaneous Information .................................................   38

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series or portfolios. The Trust is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This SAI relates to the following Funds:

WisdomTree U.S. Current Income Fund
WisdomTree Dreyfus Brazilian Real Fund
WisdomTree Dreyfus Chinese Yuan Fund
WisdomTree Dreyfus Euro Fund
WisdomTree Dreyfus Indian Rupee Fund
WisdomTree Dreyfus Japanese Yen Fund


WisdomTree Dreyfus New Zealand Dollar Fund
WisdomTree Dreyfus South African Rand Fund

WisdomTree Asset Management, Inc. ("WisdomTree Asset Management") is the investment adviser ("Adviser") to each Fund. Mellon Capital Management Corporation ("Mellon Capital") is the investment sub-adviser (a "Sub-Adviser") for the WisdomTree U.S. Current Income Fund. The Dreyfus Corporation ("Dreyfus") is the sub-Adviser (a "Sub-Adviser") for each of the Brazilian Real Fund, Chinese Yuan Fund, Euro Fund, Indian Rupee Fund, Japanese Yen Fund, New Zealand Dollar Fund and the South African Rand Fund (the "WisdomTree International Currency Income Funds"). WisdomTree Investments is the parent company of WisdomTree Asset Management.

Each Fund issues and redeems shares at net asset value per share ("NAV") only in large blocks of shares, typically 100,000 shares or more ("Creation Units"). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of each Fund are not redeemable securities.


Shares of each Fund are listed on a national securities exchange, such as NYSE ARCA ("NYSE ARCA" or a "Listing Exchange"), and trade throughout the day on the Listing Exchange and other secondary markets at a market price that may differ from NAV. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

"WisdomTree" is a registered mark of WisdomTree Investments and has been licensed for use by the Trust. "Dreyfus" is a registered mark of "The Dreyfus Corporation" and has been licensed for use by the Trust.

                         INVESTMENT STRATEGIES AND RISKS

The investment objectives and general investment policies of each Fund are described in the Prospectus. Additional information concerning the Funds is set forth below.

PRINCIPAL INVESTMENT STRATEGIES.

WisdomTree U.S. Current Income Fund

The U.S. Current Income Fund seeks to earn current income while preserving capital and maintaining liquidity by investing primarily in very short term, investment grade money market securities denominated in U.S. dollars. The U.S. Current Income Fund intends to invest in a combination of short-term securities issued by the U.S. government, its agencies or instrumentalities, bank debt obligations and term deposits, bankers' acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed and asset-backed securities, and repurchase agreements. In order to reduce interest rate risk, the U.S. Current Income Fund expects to maintain an average portfolio maturity of 90 days or less, though this may change from time to time. The "average portfolio maturity" of a Fund is the average of all the current maturities of the individual securities in the Fund's portfolio.

Average portfolio maturity is important to investors as an indication of the Fund's sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk.

As a matter of general policy, the U.S. Current Income Fund has adopted a policy to invest under normal circumstances, at least 80% of the Fund's net assets in investments that are suggested by its name. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days prior notice of any change to this policy for the Fund.

WisdomTree International Currency Income Funds

Each of the Euro Fund and Japanese Yen Fund (i) seeks to earn current income reflective of money market rates available to foreign investors in the specified country or region, and (ii) seeks to maintain liquidity and preserve capital measured in the currency of the specified country or region. Each of these Funds intends to invest primarily in very short term, investment grade money market securities denominated in the non-U.S. currency specified in its name. Eligible investments include short-term securities issued by non-U.S. governments, agencies or instrumentalities, bank debt obligations and time deposits, bankers' acceptances, commercial paper, short-term corporate debt obligations, mortgage-backed and asset-backed securities.


Each of the Brazilian Real Fund, Chinese Yuan Fund, Indian Rupee Fund, New Zealand Dollar Fund and South African Rand Fund seeks (i) to earn current income reflective of money market rates available to foreign investors in the specified country or region, and (ii) to provide exposure to changes in the value of a designated non-U.S. currency relative to the U.S. dollar. Because the market for money market securities in these countries generally is less liquid and accessible to foreign investors than corresponding markets in more developed economies, each of these Funds intends to achieve exposure to the non-U.S. market designated by its name by investing primarily in short term U.S. money market securities and forward currency contracts and swaps. The combination of U.S. money market securities with forward currency contracts and currency swaps is designed to create a position economically similar to a money market instrument denominated in a non-U.S. currency. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement between two parties to exchange one currency for another at a future rate.


In order to reduce interest rate risk, each International Currency Income Fund generally expects to maintain an average portfolio maturity of 90 days or less (60 days or less for the Euro Fund and Japanese Yen Fund), though this may change from time to time. The "average portfolio maturity" of a Fund is the average of all the current maturities of the individual securities in the Fund's portfolio. Average portfolio maturity is important to investors as an indication of the Fund's sensitivity to changes in interest rates. Funds with longer portfolio maturities generally are subject to greater interest rate risk. All money market securities acquired by the International Currency Income Funds will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations ("NSROs") or if unrated, deemed to be of equivalent quality.

As a matter of general policy, each International Currency Income Fund will invest under normal circumstances, at least 80% of its net assets in investments that are tied economically to the particular country or geographic region suggested by the Fund's name. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy. The Trust will provide shareholders with sixty (60) days prior notice of any change to this policy for the Fund, plus the amount of any borrowings for investment purposes, in the types of fixed income or money market securities suggested by the Fund's name. The Funds' investments in such securities may be represented by forwards or derivatives such as options, futures contracts, or swap agreements that provide exposure to such fixed income or money market securities.

All Funds

All U.S. money market securities acquired by the Funds will be rated in the upper two short-term ratings by at least two nationally recognized statistical rating organizations or if unrated, deemed to be of equivalent quality. A First Tier security is (i) a rated security that has received a short-term rating from the NSROs in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing);
(ii) is an unrated security that is of comparable quality to a security, as determined by the Fund's board of directors; (iii) a security issued by a registered investment company that is a money market fund; (iv) or is a security issued by the U.S. government or any of its agencies or instrumentalities. A Second Tier security is a rated security that has received a short-term rating other than a first tier rating from an NSRO for debt obligations (within which there may be sub-categories or gradations indicating relative standing) or is an unrated security that is of comparable quality. Each Fund intends to limit its overall exposure to Second Tier money market securities to 5% of total assets. Any security originally issued as a long-term obligation will be rated A or higher at the time of purchase by at least two NSROs or if unrated, deemed to be of equivalent quality.

The Funds will not concentrate 25% or more of the value of their respective total assets (taken at market value at the time of each investment) in any one industry, as that term is used in the 1940 Act (except that this restriction does not apply to obligations issued by the U.S. government, or any non-U.S. government, or their respective agencies and instrumentalities or government-sponsored enterprises), except that each Fund intends to concentrate in the financial sector.

Each of the Funds intends to qualify each year as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain RIC qualification under Subchapter M.

No portfolio security held by a Fund (other than U.S. government securities and non-U.S. government securities) will represent more than 30% of the weight of a Fund and the five highest weighted portfolio securities of a Fund (other than U.S. government securities and/or non-U.S. government securities) will not in the aggregate account for more than 65% of the weight of a Fund. For these purposes, a Fund may treat repurchase agreements collateralized by U.S. government securities or non-U.S. government securities as U.S. or non-U.S. government securities, as applicable.

The U.S. Current Income Fund intends to be "diversified", as such term is used in the 1940 Act. This means that the Fund will not, with respect to 75% of the Fund's total assets, purchase the securities of any one issuer (other than cash, other investment companies and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or government-sponsored enterprises), if immediately after such purchase (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Each of the other Funds is considered "non-diversified", as such term is used in the 1940 Act.

GENERAL RISKS. An investment in a Fund should be made with an understanding that the value of a Fund's portfolio and secondary market trading price is expected to fluctuate. Each Fund's NAV and market price will change in response to a variety of market conditions and other factors. An investor in a Fund could lose money over short or even long periods of time. Although each Fund invests in short-term U.S and/or non-U.S. money market securities, the Funds do not seek to maintain a constant NAV and are not traditional money market funds. The price of the securities held by the Funds, and thus the value of a Fund's portfolio, is expected to fluctuate in accordance with general economic conditions, interest rates, political events and other factors. An investment in a Fund should be made with an understanding of the risks inherent in an investment in money market securities. The value of money market securities, and the value of an investment in a Fund, may change in response to changes in interest rates. Generally, if U.S. interest rates rise, then the value of a U.S. money market security is expected to decrease. Similarly, if non-U.S, interest rates rise, the value of a money market security denominated in that non-U.S. currency would also be expected to decrease. In general, securities with longer maturities are more vulnerable to interest rate changes.

Investor perceptions may also impact the value of Fund investments and the value of an investment in Fund shares. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Issuer specific conditions may also affect the value of a Fund investment. The financial condition of an issuer of a money market security may cause it to default or become unable to pay interest or principal due on the security. A Fund cannot collect interest and principal payments on a money market security if the issuer defaults. Accordingly, the value of an investment in a Fund may change in response to issuer defaults and changes in the credit ratings of the Fund's portfolio securities.

Although the Funds attempt to invest in highly liquid securities and instruments, there can be no guarantees that a liquid market for such securities and instruments will be maintained. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio holdings are limited.

FOREIGN SECURITIES RISK. Each International Currency Income Fund invests a significant portion of its assets in non-U.S. securities and instruments, or in instruments that provide exposure to such securities and instruments. Investments in non-U.S. securities and instruments can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. These risks include trading, settlement, custodial, and other operational risks, and, in some cases, less stringent investor protection and disclosure standards. Non-U.S. jurisdictions may also impose additional withholding and other taxes. Since non-U.S. markets may be open on days when U.S. markets are closed, the value of the securities in a Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares. Each of these factors can increase the volatility of an investment in Fund shares and have a negative effect on the value of Fund shares.

FOREIGN CURRENCY RISK. Investments denominated in non-U.S. currencies and investments in securities that provide exposure to such currencies, currency exchange rates or interest rates are subject to non-U.S. currency risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of a Fund's investment and the value of your Fund shares. Because each International Currency Income Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund's holdings goes up. Conversely, the dollar value of your investment in the Fund may go up if the value of the local currency appreciates against the U.S. dollar.

The value of the U.S. dollar against other currencies is influenced by a variety of factors. These factors include: national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, and global energy prices. Political instability, the possibility of government intervention and restrictive or opaque business and investment policies may also reduce the value of a country's currency. Government monetary polices and the buying or selling of currency by a country's government may also influence exchange rates.

Currencies of developing market countries may be subject to significantly greater risks than currencies of developed countries. Many developing market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some non-U.S. market currencies may not be traded internationally, may be subject to strict limitations on foreign investment and may be subject to frequent and unannounced government intervention. Government intervention and currency controls can decrease the value and significantly increase the volatility of an investment in non-U.S. currency. Although the currencies of some developing market countries may be convertible into U.S. dollars, the achievable rates may differ from those experienced by domestic investors because of foreign investment restrictions, withholding taxes, lack of liquidity or other reasons.

DIVERSIFICATION RISK. Although each Fund intends to invest in a variety of securities and instruments, only the U.S. Current Income Fund will be considered "diversified" as such term is used in the 1940 Act. Each International Currency Income Fund will be considered "non-diversified" as such term is defined by the 1940 Act. A "non-diversified" classification means that a Fund has greater latitude than a diversified fund to invest in a single issuer or a smaller number of issuers. Therefore, each International Currency Income Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely.

Each Fund does, however, intend to maintain the level of diversification necessary to qualify as a RIC under Subchapter M of the Code. The Subchapter M diversification tests generally require that (i) a Fund invest no more than 25% of its total assets in securities (other than securities of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, and (ii) at least 50% of a Fund's total assets consist of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer. These tax requirements are generally applied at the end of each quarter of a Fund's taxable year.

DEVELOPING MARKETS RISK. The Brazilian Real Fund, the Chinese Yuan Fund, the Indian Rupee Fund and the South African Rand Fund each invests substantially all of its assets in a market or markets considered to be "developing" or in securities that provide exposure to such market(s). These Funds are sometimes referred to herein as "Developing Market Funds." Investing in developing markets may be subject to additional risks not associated with more developed economies. Such risks may include: (i) the risk that government and quasi-government entities may not honor their obligations, (ii) greater market volatility, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) the risk that governments and companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets, and (vii) the risk that there may be less protection of property rights than in other countries. Some developing markets have experienced and may continue to experience high inflation rates, currency devaluations and economic recessions. Unanticipated political or social developments may result in sudden and significant investment losses, and may affect the ability of governments and government agencies in these markets to meet their debt obligations. Developing markets are generally less liquid and less efficient than developed securities markets. These and other factors could have a negative impact on the Funds' performance and increase the volatility of an investment in a Fund.

OFFSHORE INVESTOR RISK. The opportunity for U.S. investors to access non-U.S. markets can be limited due to a variety of factors including foreign government regulations, adverse tax treatment and currency convertibility issues. These limitations or restrictions may impact the pricing of securities providing offshore exposure to locally denominated non-U.S. securities. Therefore, the returns achieved by U.S. investors could differ from those available to domestic investors in non-U.S. markets.

INVESTMENTS IN BRAZIL. The Brazilian Real Fund seeks to achieve its investment objective by investing in very short term money market securities denominated in Brazilian Real and/or investments designed to provide exposure to Brazilian currency and money market rates. Investing in Brazil involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including: (i) investment and repatriation controls, which could affect a Fund's ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes, (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. dollar, (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy, (v) potentially high rates of inflation, (vi) governmental involvement in and influence on the private sector, (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States, (viii) political and other considerations, including changes in applicable Brazilian tax laws, and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors could have a negative impact on the Fund's performance and increase the volatility of an investment in the Fund.

INVESTMENTS IN CHINA. The Chinese Yuan Fund seeks to achieve its investment objective by investing in very short term money market securities denominated in Chinese Yuan and/or investments designed to provide exposure to Chinese currency and money market rates. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation, (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates, (iii) controls on foreign investment and limitations on repatriation of invested capital, (iv) greater social, economic and political uncertainty (including the risk of war),
(v) dependency on exports and the corresponding importance of international trade, (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of the Fund's investments, and therefore the value and liquidity of an investment in the Fund.


INVESTMENTS IN INDIA. The Indian Rupee Fund seeks to achieve its investment objective by investing in very short term money market securities denominated in Indian Rupee and/or investments designed to provide exposure to Indian currency and money market rates. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of the Fund's investments, and therefore the value and liquidity of an investment in the Fund.

INVESTMENTS IN NEW ZEALAND. The New Zealand Dollar Fund seeks to achieve its investment objective by investing in very short term money market securities denominated in New Zealand Dollars and/or investments designed to provide exposure to New Zealand currency and money market rates. Investing in New Zealand involves certain considerations not typically associated with investing in securities of United States companies or the United States government. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or "emerging" markets. The health of the economy is strongly tied to commodity exports and has historically been vulnerable to global slowdowns.

INVESTMENTS IN SOUTH AFRICA. The South African Rand Fund seeks to achieve its investment objective by investing in very short term money market securities denominated in South African Rand and/or investments designed to provide exposure to South African currency and money market rates. Investing in South Africa involves special considerations not typically associated with investing in countries with more established economies or currency markets. Although South Africa is a developing country with a solid economic infrastructure (in some regards rivaling other developed countries) certain issues, such as unemployment, access to healthcare, limited economic opportunity, and other financial constraints, continue to present obstacles towards full economic development. South Africa's two-tiered economy, with one rivaling other developed countries and the other exhibiting many characteristics of developing countries, is characterized by uneven distribution of wealth and income. This may cause civil and social unrest, which could adversely impact the South African economy. In addition, there is a serious health crisis due to high rates of human immunodeficiency virus (HIV). South Africa's currency has fluctuated significantly in 2008 and may be vulnerable to significant devaluation. There can be no assurance that initiatives by the government to address these issues will achieve the desired results. While the economy of South Africa has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors could have a negative impact on the Funds' performance and increase the volatility of an investment in a Fund.


TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to RICs, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund's foreign currency gains as non-qualifying income, which might jeopardize the Fund's status as a RIC for all years to which the regulations are applicable. If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of the Fund's current and accumulated earnings and profits.

SPECIFIC INVESTMENT STRATEGIES

A description of certain investment strategies and types of investments that may be used by some or all of the Funds is set forth below.

U.S. GOVERNMENT SECURITIES. Each Fund may purchase short-term obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

NON-U.S. GOVERNMENT SECURITIES AND SECURITIES OF SUPRANATIONAL ENTITIES. Each Fund may invest in short-term securities issued or guaranteed by non-U.S. governments, agencies and instrumentalities. The U.S. Current Income Fund does not intend to invest in non-U.S. government securities, though it reserves the right to do so. Non-U.S. government securities include direct obligations, as well as obligations guaranteed by a foreign government. These guarantees do not guarantee the market value of the obligations, which can increase or decrease in value. Securities issued by supranational entities include securities issued by organizations designated or supported by governmental entities to promote economic development and international financial institutions and related government agencies, such as the World Bank. These securities are subject to varying degrees of credit risk and interest rate risk.

BANK DEPOSITS AND OBLIGATIONS. The Funds may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers' acceptances. Certificates of deposit and time deposits represent an institution's obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker's acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in the Fund.

COMMERCIAL PAPER. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by the U.S. Current Income Fund and the International Currency Income Funds (other than the Developing Market Funds) generally will be rated in the upper two short-term ratings by at least two NSROs or if unrated, deemed to be of equivalent quality by the WisdomTree Asset Management or the Sub-Adviser.

If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, WisdomTree Asset Management or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund.

Each Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by WisdomTree Asset Management or the Sub-Adviser. Commercial paper issues in which each Fund may invest include securities issued by corporations without registration under the Securities Act of 1933 (the "Securities Act") in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration, which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to
disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

CORPORATE DEBT OBLIGATIONS. The Funds also may invest in corporate debt obligations with less than 397 calendar days remaining to maturity. Corporate debt securities are interest-bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Investments will be limited to securities rated in the top three long-term rating categories by at least one NSRO, or if unrated, deemed to be of equivalent quality. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, a Fund is not required to dispose of the security. In the event of such an occurrence, WisdomTree Asset Management or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund.

FLOATING AND ADJUSTABLE RATE NOTES. The Funds may purchase floating rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The "reset date" of securities held by the Funds may not be longer than 397 days (and therefore would be considered to be within the Funds' general maturity restriction of 397 days).

MORTGAGE-BACKED AND ASSET BACKED SECURITIES. Each Fund may invest in mortgage backed and asset-backed securities. Mortgage-backed securities are secured (or backed) by pools of commercial or residential mortgages. Asset-backed securities are secured (or backed) by other types of assets, such as automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Ginnie Mae, Fannie Mae, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, finance companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

Investing in mortgage-backed and asset-backed securities is subject to credit risk and interest rate risk. They are also subject to the risk of prepayment, which can change the nature and extent of the Fund's interest rate risk. The market for mortgage-backed securities may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

FOREIGN CURRENCY TRANSACTIONS. Each Fund may engage in foreign currency transactions (though the U.S. Current Income Fund does not intend to do so).
Each Fund may invest directly in foreign currencies in the form of bank and financial institution deposits, certificates of deposit, and bankers acceptances denominated in a specified non-U.S. currency.

Each Fund may enter into foreign currency exchange transactions. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or by entering into forward currency contracts to purchase or sell foreign currencies or forward currency swaps to exchange cash flows based on the notional difference among two or more currencies.


DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. The Brazilian Real Fund, Chinese Yuan Fund, Indian Rupee Fund, New Zealand Dollar Fund and South African Rand Fund will likely have a greater portion of their assets invested through derivative instruments than the other Funds. The other Funds do not intend to use derivatives to a significant extent, though they reserve the right to do so.


Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. A Fund's use of derivative instruments will be underpinned by investments in short term, high-quality U.S. money market securities.

With respect to certain kinds of derivative transactions entered into by the Funds that involve obligations to make future payments to third parties, including, but not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other measures to "cover" open positions with respect to such transactions. For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid will be treated as the equivalent of "cash-settled" contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to "cash-settle," the Fund may set aside liquid assets in an amount equal to the Fund's daily marked-to-market (net) obligation rather than the notional value. The Fund reserves the right to modify its asset segregation policies in the future.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date (usually less than one year) at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. Each Fund may enter into forward currency contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The settlement of the contracts may occur with the delivery of a specified amount of currency or a net cash settlement in a base currency equivalent to the market value of the contract. Each Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated money market securities in an attempt to obtain an investment result that is similar to a direct investment in a foreign currency denominated instrument. This investment technique, if successful, creates a "synthetic" position in the particular foreign currency instrument the Fund is trying to duplicate.

NON-DELIVERABLE FORWARD CONTRACTS. A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that a Fund is contractually obligated to make or receive. Non-deliverable forward contracts are also subject to the risk that the counterparty will default on its obligations.

CURRENCY AND INTEREST RATE SWAPS. Each of the Funds may enter into swap agreements, including interest rate swaps and currency swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical foreign currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian Real). Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each International Currency Income Fund will use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund's investments and its share price.

CURRENCY OPTIONS. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The International Currency Income Funds may use futures contracts and related options: (i) to attempt to gain exposure to foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index.

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Although they are collateralized, repurchase agreements are subject to market and credit risk. As discussed herein, the Fund may not invest more than 10% of its net assets in illiquid securities. A repurchase agreement maturing in more than seven days may be considered an illiquid security.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are a type of borrowing in which a Fund sells securities to a third party and agrees to repurchase the securities from the third party at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust's custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when that Fund seeks to repurchase.

INVESTMENT COMPANY SECURITIES. Each Fund may invest in the securities of other investment companies (including money market funds). The 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund's total assets in any single investment company and no more than 10% in any combination of two or more investment companies. All Funds may invest in the securities of open-end funds (including money market funds) as permitted under the 1940 Act. Each Fund may purchase shares of affiliated exchange traded funds in secondary market transactions.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 10% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund on an ongoing basis. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% of its assets invested in illiquid or not readily marketable securities.

FINANCIAL SECTOR INVESTMENTS. The Funds may invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate related companies.

The financial sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In  applying  the  gross  revenue  test,  an  issuer's  own   securities-related
activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Funds will not be required to divest their holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in each Fund's Prospectus, provided they are consistent with the Fund's investment objective and do not violate any fundamental investment restrictions or policies.

                               PROXY VOTING POLICY


The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of Mellon Capital. The Trust has delegated to Mellon Capital the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and Mellon Capital's role in implementing such guidelines.

Mellon Capital, through their participation on BNY Mellon's Proxy Policy Committee ("PPC"), have each adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. It will generally oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues. Mellon Capital recognizes its their duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.


All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.


A complete copy of the Proxy Voting Policy may be obtained by writing to: Diane Leake at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258.


The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next and to file N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 866-909-9473 or through the Trust's website at www.wisdomtree.com. The Funds' Form N-PX is also available on the SEC's website at www.sec.gov.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Policy (the "Policy") designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Adviser and any Sub-Adviser (together, the "Advisers"). The Policy is designed to ensure that the disclosure of information about each Fund's portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.

The Funds are considered to be "actively managed" exchange traded funds. As such, each Fund is required by the SEC to disclose on the Funds' website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund's calculation of its net asset value ("NAV") on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

As exchange traded funds, information about each Fund's portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the Securities and Exchange Commission ("SEC") applicable to the Funds, regulations of the Funds' Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund's anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation ("NSCC") and/or third party service providers.

Daily access to each Fund's portfolio holdings is permitted to personnel of the Advisers, the Distributor and the Funds' administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Funds. The Funds Chief Compliance Officer may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.wisdomtree.com. Online disclosure of such holdings is publicly available at no charge.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund's portfolio holdings or other investment positions except in accordance with the Policy. The Trust's Board reviews the implementation of the Policy on a periodic basis.

                             INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund's Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, other than with respect to a Fund's limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

Each Fund's fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below and its investment objective without a shareholder vote provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days prior written notice of any such change.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

Each Fund, as a fundamental investment policy, may not:

      Senior Securities

      Issue senior securities, except as permitted under the 1940 Act.

      Borrowing

      Borrow money, except as permitted under the 1940 Act.

      Underwriting

      Act as an underwriter of another issuer's securities, except to the extent that each Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

      Concentration

      Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any non-U.S. government, or their respective agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund intends to concentrate in the financial sector.

      Real Estate

      Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

      Commodities

      Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

      Loans


      Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of its total assets would  be lent to  other  parties.  This  limitation  does  not  apply  to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under each Fund's investment policies.


Non-Fundamental Policies. The following investment policy is not fundamental and MAY be changed without shareholder approval.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments that are tied economically to the particular country or geographic region suggested by the Fund's name. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                               CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and trade may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market strikes demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                             MANAGEMENT OF THE TRUST

Trustees and Officers.

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WisdomTree Asset Management and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 380 Madison Avenue, 21st Floor, New York, NY 10017.

Interested Trustee and Officers


                                                                                                       Number of
                                       Term of                                                         Portfolios
                                        Office                                                          in Fund          Other
                                         and                                                            Complex      Directorships
                                        Length                                                          Overseen        Held by
                                       of Time              Principal Occupation(s) During             by Trustee     Trustee and
Name (year of birth)     Position       Served                     the Past 5 Years                   and Officers      Officers
--------------------   -----------   -----------   ------------------------------------------------   ------------   -------------
Jonathan Steinberg     Trustee,      Trustee       Chief Executive Officer of WisdomTree                   48            None.
(1964)                 President*    and officer   Investments, Inc. (formerly, Index Development
                                     since 2005    Partners, Inc.) and Director of WisdomTree
                                                   Investments, Inc. since 1989.

Amit Muni              Treasurer*,   Officer       Chief Financial Officer and Assistant Secretary         48            None.
(1969)                 Assistant     since 2008    of WisdomTree Investments, Inc. (formerly, Index
                       Secretary*                  Development Partners, Inc.) since March 2008;
                                                   International Securities Exchange Holdings, Inc.
                                                   (ISE), Controller and Chief Accounting Officer
                                                   from 2003 to 2008; Instinet Group Inc., Vice
                                                   President Finance from 2000 to 2003.

Richard Morris         Secretary*,   Officer       Deputy General Counsel of WisdomTree                    48            None.
(1967)                 Chief         since 2005    Investments, Inc. since 2005; Senior Counsel at
                       Legal                       Barclays Global Investors, N.A. from 2002 to
                       Officer*                    2005; Counsel at Barclays Global Investors, N.A.
                                                   from 2000 to 2001.


----------
* Elected by and serves at the pleasure of the Board of Trustees.

Independent Trustees


                                       Term of                                                         Number of
                                        Office                                                         Portfolios
                                         and                                                            in Fund          Other
                                        Length                                                          Complex      Directorships
                                       of Time              Principal Occupation(s) During              Overseen        Held by
Name (year of birth)   Position         Served                     the Past 5 Years                    by Trustee       Trustee
--------------------   -----------   -----------   ------------------------------------------------   ------------   -------------
Gregory Barton         Trustee       Trustee       General Counsel of Martha Stewart Living                48           None.
(1961)*                              since 2006    Omnimedia, Inc. Since 2007; Executive Vice
                                                   President of Licensing and Legal Affairs,
                                                   General Counsel and Secretary of Ziff Davis
                                                   Media Inc. from 2003 to 2007; Executive Vice
                                                   President of Legal Affairs, General Counsel and
                                                   Secretary of Ziff Davis Media Inc. from 2002 to
                                                   2003; President (2001 to 2002), Chief Financial
                                                   Officer (2000 to 2002), Vice President of
                                                   Business Development (1999 to 2001) and General
                                                   Counsel and Secretary (1998 to 2002) of
                                                   WisdomTree Investments, Inc. (formerly, Index
                                                   Development Partners, Inc.)

Toni Massaro           Trustee       Trustee       Dean at University of Arizona James E. Rogers           48           None.
(1955)**                             since 2006    College of Law since 1999; Professor at
                                                   University of Arizona James E. Rogers College
                                                   of Law since 1990.

Victor Ugolyn          Trustee,      Trustee       Private Investor - 2005 to Present; President           48        Trustee on
(1947)                 Chairman of   since 2006    and Chief Executive Officer of William D.                         Board of
                       the Board                   Witter, Inc. from 2005 to 2006; Consultant to                     Trustees of
                       of Trustees                 AXA Enterprise in 2004; Chairman, President and                   Naismith
                                                   Chief Executive Officer of Enterprise Capital                     Memorial
                                                   Management (subsidiary of The MONY Group, Inc.)                   Basketball
                                                   and Enterprise Group of Funds, Chairman of MONY                   Hall of Fame;
                                                   Securities Corporation, and Chairman of the                       Member of the
                                                   Fund Board of Enterprise Group of Funds from                      Board of
                                                   1991 to 2004.                                                     Overseers of
                                                                                                                     the Hoover
                                                                                                                     Institution
                                                                                                                     at Stanford
                                                                                                                     University.


----------
 *    Chair of the Audit Committee.

**    Chair of the Governance and Nominating Committee.

The following table sets forth, as of December 31, 2007 the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust.

                                                   Aggregate Dollar Range of Equity Securities
                                                     in All Registered Investment Companies
                         Dollar Range of Equity        Overseen by Trustee in Family of
Name of Trustee          Securities in the Funds            Investment Companies
----------------------   -----------------------   -------------------------------------------
Interested Trustee:
Jonathan Steinberg           Over $100,000                        Over $100,000

Independent Trustees:
Gregory Barton               Over $100,000                        Over $100,000
Toni Massaro                 $0 - $10,000                          $0 - $10,000
Victor Ugolyn              $50,001 - $100,000                   $50,001 - $100,000

As of December 31, 2007 none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of WisdomTree Asset Management, the Sub-Adviser, the Distributor, or any person controlling, controlled by or under control with WisdomTree Asset Management, the Sub-Adviser or the Distributor.

Committees of the Board of Trustees

Audit Committee. Each Independent Trustee is a member of the Trust's Audit Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust's independent auditors, including the resolution of disagreements regarding financial reporting between Trust management and such independent auditors. The Audit Committee's responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (ii) oversee the quality and integrity of the Funds' financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust's compliance with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; and (v) act as a liaison between the Trust's independent auditors and the full Board. The Board of the Trust has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties.

Governance and Nominating Committee. Each Independent Trustee is also a member of the Trust's Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) oversee Fund governance matters and (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust's Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Trust stockholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Trust stockholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee.

Approval of Investment Advisory Agreement and Sub-Advisory Agreement.

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the 1940 Act to approve the Trust's Investment Advisory Agreement and Sub-Advisory Agreement (collectively, the "Investment Advisory Agreements"). In addition, the Trust's Board of Trustees will receive, review and evaluate information concerning the services and personnel of the Adviser and the Sub-Adviser at each quarterly meeting of the Board of Trustees. While particular emphasis will be placed on information concerning profitability, comparability of fees and total expenses, and the Trust's investment performance at any future meeting at which a renewal of the Investment Advisory Agreements is considered, the process of evaluating the Adviser and the Sub-Adviser and the Trust's investment arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser under the Investment Advisory Agreements will include deliberations at future quarterly meetings.

Approval of Investment Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement covering each Fund. Each such Agreement is an "Advisory Agreement." At a meeting held on March 25, 2008 the Board of Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement with WisdomTree Asset Management ("WTAM") for each Fund. In approving the Advisory Agreements with WTAM, the Board reviewed and analyzed the factors it deemed relevant, including: (i) the nature, quality and extent of the services to be provided to the Funds by WTAM; (ii) WTAM's personnel and operations; (iii) WTAM's financial condition; (iv) the level and method of computing each Fund's advisory fee; (v) the anticipated profitability of WTAM under the Advisory Agreement; (vi) "fall-out" benefits to WTAM and its affiliates (i.e., ancillary benefits that may be realized by WTAM or its affiliates from WTAM's relationship with the Funds); (vii) the anticipated effect of growth and size on each Fund's performance and expenses; and (viii) possible conflicts of interest.

The Board also considered the nature and quality of the services to be provided by WTAM to the Funds, recognizing WTAM's operational capabilities and resources. The Board also noted the extensive responsibilities that WTAM has as Adviser to the Funds, including the selection of the Funds' sub-adviser and oversight of the sub-adviser's compliance with Fund policies and objectives, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated WTAM's anticipated costs and profitability in serving as Adviser to the Funds, the personnel, systems and equipment necessary to manage the Funds and the costs associated with compensating the sub-adviser. The Board also examined the fees to be paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided and the costs anticipated to be incurred by WTAM, the Board concluded that the level of the fees paid to WTAM with respect to each Fund is fair and reasonable.

The Board also approved the Sub-Advisory Agreement with each Fund's Sub-Adviser, Mellon Capital and Dreyfus using essentially the same criteria it used for WTAM. The Board considered each Sub-Adviser's operational capabilities and resources and Sub-Adviser's experience in serving as an adviser, noting in particular that an affiliate, BNY Investment Advisors ("BNYIA"), currently provides investment advisory and management services to other series of the Trust. The Board also noted that The Bank of New York ("BNY"), an affiliate of each Sub-Adviser, is proposed to serve as the Funds' administrator, accountant, custodian and transfer agent and will receive compensation for acting in these capacities and will be responsible for, among other things, coordinating the Funds' audits, financial statements and tax returns, managing expenses and budgeting for the Funds, processing trades on behalf of each Fund and custodying Fund assets. As such, the Board concluded that the benefits accruing to each Sub-Adviser and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the anticipated costs of providing the relevant services. The Board noted that WTAM, not the Funds, pays the fees to each Sub-Adviser under the Sub-Advisory Agreement. The Board also noted that each Sub-Adviser will be responsible for compensating BNY for providing services to the Funds. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of WTAM and each Sub-Adviser, the Board determined that the approval of the Advisory Agreement and the Sub-Advisory Agreement was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and Sub-Advisory Agreement.

Remuneration of Trustees. Pursuant to its Investment Advisory Agreement with the Trust, WisdomTree Asset Management pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of WisdomTree Investments or its subsidiaries.

Each Independent Trustee receives annual compensation of $112,000. The Audit Committee Chairman will be paid an additional 10 per cent of this amount and the Independent Chairman of the Board will be paid an additional 50 per cent of this amount. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings. Previously, each Independent Trustee received annual compensation of $40,000. The Audit Committee Chairman was paid an additional 10 per cent of this amount and the Independent Chairman of the Board was paid an additional 50 per cent of this amount.

The following table sets forth the estimated compensation to be paid by the Trust to the Trustees.

                                           Pension or Retirement
                           Aggregate        Benefits Accrued As     Estimated Annual    Total Compensation
 Name of Interested       Compensation        Part of Company         Benefits upon     From the Funds and
        Trustee          from the Trust          Expenses               Retirement         Fund Complex
----------------------   --------------   ----------------------    -----------------   ------------------
Jonathan Steinberg           None                  None                    None                 None

                                           Pension or Retirement
                           Aggregate        Benefits Accrued As     Estimated Annual    Total Compensation
Name of Interested        Compensation        Part of Company         Benefits upon     From the Funds and
        Trustee          from the Trust          Expenses               Retirement         Fund Complex
----------------------   --------------   ----------------------    -----------------   ------------------
Gregory Barton              $123,200               None                    None              $123,200
Toni Massaro                $112,000               None                    None              $112,000
Victor Ugolyn               $168,000               None                    None              $168,000

Trustees and officers of the Trust collectively owned less than 1% of each of the Trust's outstanding shares as of December 31, 2007.

Control Persons and Principal Holders of Securities.

The name and percentage of each Depository Trust Company ("DTC") participant that owns of record 5% or more of the outstanding shares of a Fund is not yet available.

Investment Adviser. WisdomTree Asset Management serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and WisdomTree Asset Management. WisdomTree Asset Management, which does not manage any other investment companies other than other series of the Trust and has limited experience as an investment adviser, is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has offices located at 380 Madison Avenue 21st Floor, New York, NY 10017.

Under the Investment Advisory Agreement, WisdomTree Asset Management has overall responsibility for the general management and administration of the Trust. WisdomTree Asset Management provides an investment program for each Fund.
WisdomTree Asset Management also arranges for sub-advisory, transfer agency, custody, fund administration and all other non-distribution related services necessary for the Funds to operate.

Each Fund pays WisdomTree Asset Management the Management Fee indicated below.


Name of Fund                                        Management Fee
------------------------------------------------   ----------------
WisdomTree U.S. Current Income Fund                      0.25%
WisdomTree Dreyfus Brazilian Real Fund                   0.45%
WisdomTree Dreyfus Chinese Yuan Fund                     0.45%
WisdomTree Dreyfus Euro Fund                             0.35%
WisdomTree Dreyfus Indian Rupee Fund                     0.45%
WisdomTree Dreyfus Japanese Yen Fund                     0.35%
WisdomTree Dreyfus New Zealand Dollar Fund               0.45%
WisdomTree Dreyfus South African Rand Fund               0.45%


With respect to each Fund, WisdomTree Asset Management agrees to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith;
(iii) compensation and expenses of the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates (the "Independent Trustees"); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust's Chief Compliance Officer; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Adviser hereunder. Each Sub-Adviser has agreed to pay the fees owed to BNY for providing Custody, Administration and Transfer Agency Services.

The Investment Advisory Agreement with respect to the Funds continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, WisdomTree Asset Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by WisdomTree Asset Management, in each case on not less than 30 days nor more than 60 days prior written notice to the other party; provided, that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its "assignment" (as defined in the 1940 Act).

Sub-Adviser. Mellon Capital Management Corporation serves as the Sub-Adviser for the WisdomTree U.S. Current Income Fund. Mellon Capital is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors with its principal office located at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. As of
February 29, 2008, Mellon Capital had assets under management totaling approximately $216 billion. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), a publicly traded financial holding company.

The Sub-Adviser for the WisdomTree International Currency Income Funds is The Dreyfus Corporation located at 200 Park Avenue, New York, New York 10166. As of February 29, 2008, Dreyfus has assets under management totaling approximately $276 billion. Dreyfus is a wholly-owned subsidiary of BNY Mellon.

With respect to each Fund, WisdomTree Asset Management pays the sub-adviser to such Fund a fee equal to one-half of the fee paid to WisdomTree Asset Management for providing advisory services to such Fund.

Mellon Capital and Dreyfus believe that it may perform Sub-Advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon Capital or Dreyfus from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

Portfolio Managers. Mellon Capital and Dreyfus each utilize teams of investment professionals acting together to manage the assets of the Funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of each Fund's investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of each Funds' portfolio are listed below.

David C. Kwan has been a Managing Director of Mellon Capital since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for the management of the Funds. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1990. Mr. Kwan has 17 years of investment experience.

Zandra Zelaya has been a Vice President, Fixed Income at Mellon Capital since November 2007. Ms. Zelaya joined Mellon Capital in 1997 as a fixed income associate. Throughout the years she has held various positions in the Fixed Income Management group including Associate Portfolio Manager from 1999 to January 2002, Senior

Portfolio Manager from 2002 to 2006 and Assistant Vice President from 2006 to her recent promotion as Vice President. Prior to joining Mellon Capital she worked as client support for fixed income analytics and managed the data analytics department at Gifford Fong Associates. Ms. Zelaya has attained the Chartered Financial Analyst ("CFA") designation. She graduated with a B.S. from California State University, Hayward. Ms. Zelaya has 13 years of investment experience.

Andrew Tang is a senior portfolio manager and trader at Mellon Capital since he joined the firm in 2006. Prior to joining Mellon Capital, Mr. Tang was a portfolio manager for Barclays Global Investor, a fixed income investment officer at Oregon State Treasury, a rate analyst at Tenneco Gas and a senior investment and financial analyst at Metropolitan Transit Authority.

Mr. Kwan, Ms. Zelaya and Mr. Tang will manage the International Currency Income Funds in their capacity as dual employees of The Dreyfus Corporation. Mr. Kwan and Ms. Zelaya have been employees of Dreyfus since 2005. Mr. Tang has been a Dreyfus employee since 2008.

Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each portfolio manager is authorized to make investment decisions for all portfolios managed by the team. Each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. No member of the portfolio team manages assets outside of the team. Each portfolio manager has managed each Fund since its inception.

As of December 31, 2007, the team managed eight other registered investment companies with approximately $1.66 billion in assets; twenty-four pooled investment vehicles with approximately $8.9 billion in assets and twenty two other accounts with approximately $4.08 billion in assets.

Portfolio Manager Fund Ownership. As of the date hereof, none of the portfolio managers owned shares of the Funds.

Portfolio Manager Compensation. The portfolio managers are dual employees of Mellon Capital and Dreyfus. Mellon Capital's and Dreyfus' portfolio managers responsible for managing funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital or Dreyfus and not by the funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of funds and other accounts.

Fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital and Dreyfus employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital or
Dreyfus provide to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation deferred compensation plan.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.


A portfolio manager's bonus is determined by a number of factors. One factor is performance of the fund gross of fees relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period (typically, a calendar year). Additional factors including the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment management group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

Material Conflict of Interest. Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between a Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see "Compensation of Portfolio Managers and Other Accounts Managed).

Mellon Capital and Dreyfus manage potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital and Dreyfus have developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

Code of Ethics. The Trust, WisdomTree Asset Management, each Sub-Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. BNY serves as administrator, custodian and transfer agent for the Trust. BNY's principal address is One Wall Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services. Under the custody agreement with the Trust, BNY maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust for each Fund. Also, under a Delegation Agreement, BNY is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, BNY acts as transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY receives certain out of pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust's custody account with BNY.

Distributor. ALPS Distributors, Inc. (the "Distributor") is the distributor of shares of the Trust. Its principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Distributor is not affiliated with WisdomTree Investments, WisdomTree Asset Management, nor any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

WisdomTree Asset Management may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

                             BROKERAGE TRANSACTIONS

Each Sub-Adviser assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Adviser's policy is to make such selection based on factors deemed relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. Each Sub-Adviser does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST


Shares. The Trust was established as a Delaware statutory trust on December 15, 2005. The Trust currently operates 48 Funds. Each Fund issues shares of beneficial interest, with $0.001 par value. The Board may designate additional Funds. The Trust is registered with the SEC as an open-end management investment company.


Each share issued by a Fund has a pro rata interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Shareholders may make inquiries by writing to the Trust, c/o ALPS Distributors, Inc. at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by majority vote of the Board of Trustees or the affirmative vote of a super majority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Role of DTC. DTC Acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE ARCA, the American Stock Exchange and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants"). Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the national securities exchange on which the Fund is listed for trading (each a "Listing Exchange") is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of the in-kind deposit of a designated portfolio of money market instruments closely approximating the holdings of the Fund or of non-U.S. currency (the "Deposit Securities") and an amount of cash denominated in U.S. Dollars (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.

Each Fund may accept a basket of money market instruments, non-U.S. currency or cash denominated in U.S. dollars that differs from the composition of the published basket. Each Fund may permit or require the consideration for Creation Unit Aggregations to consist solely of cash or non-U.S. currency. Each Fund may permit or require the substitution of an amount of cash denominated in U.S. Dollars (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security. For example, the Trust reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. Each International Currency Income Fund may also accept non-U.S. currency as a substitute for any Deposit Security.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit
Aggregation exceeds the value of the Deposit Securities), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the value of the Deposit Securities), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

Each Fund, through the National Securities Clearing Corporation or otherwise, makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., New York time), the current Fund Deposit for each Fund. Such Deposit Securities are applicable, subject to any adjustments, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit
Aggregations ("Participant Agreement"). A DTC Participant that has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. Orders must be transmitted by an Authorized Participant pursuant to procedures set forth in the Participant Agreement. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

On days when a Listing Exchange or U.S. or non-U.S. bond markets close earlier than normal, the Funds may require purchase orders to be placed earlier in the day. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

If BNY does not receive both the required Deposit Securities and the Cash Component by the specified time on the Settlement Date, the Trust may cancel or revoke acceptance of such order. Upon written notice to the Distributor, such canceled or revoked order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash (or an equivalent amount of non-U.S. currency) must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 102%, which the Trust may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities. The Authorized Participant must deposit with BNY the appropriate amount of federal funds by 10:00 a.m. New York time (or such other time as specified by the Trust) on the Settlement Date. If BNY does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of U.S. cash (or an equivalent amount of non-U.S. currency) shall be required to be deposited with BNY, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102%, which the Trust may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing

Deposit Securities are not received by the specified time on the Settlement Date, or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. The Authorized Participant will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by BNY or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.


Placement of Creation Orders for International Currency Income Funds. For each International Currency Income Fund, BNY shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit, with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). When a non-U.S. market is closed due to local market holidays, the settlement process for Fund Securities in that market will not commence until the end of the local holiday period.


Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of any Fund. For example, the Trust may reject or revoke acceptance of an order, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Fund as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or WisdomTree Asset Management, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, BNY, the Distributor or WisdomTree Asset Management make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, WisdomTree Asset Management, the Distributor, DTC, NSCC, BNY or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, BNY, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.


Creation/Redemption Transaction Fee. Each Fund imposes a "Transaction Fee" on investors purchasing or redeeming Creation Units. The Transaction Fee will be limited to amounts that have been determined by WisdomTree Asset Management to be appropriate. The purpose of the Transaction Fee is to protect the existing shareholders of the Funds from the dilutive costs associated with the purchase and redemption of Creation Units. Where a Fund permits cash creations (or redemptions) or cash in lieu of depositing one or more Deposit Securities, the purchaser (or redeemer) may be assessed a higher Transaction Fee to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities. Transaction Fees will differ for each Fund, depending on the transaction expenses related to each Fund's portfolio securities. Every purchaser of a Creation Unit will receive a Prospectus that contains disclosure about the Transaction Fee, including the maximum amount of the Transaction Fee charged by the Fund.

The following table sets forth the standard and maximum creation transaction fee for each of the Funds.


                                                                                      Standard              Maximum
                                                     Approximate Value of One   Creation/Redemption   Creation/Redemption
Name of Fund                                              Creation Unit           Transaction Fee       Transaction Fee
--------------------------------------------------   ------------------------   -------------------   -------------------
WisdomTree U.S. Current Income Fund                       $   10,000,000              $   250               $  1,000
WisdomTree Dreyfus Brazilian Real Fund                    $    5,000,000              $   300               $  1,200
WisdomTree Dreyfus Chinese Yuan Fund                      $    5,000,000              $   300               $  1,200
WisdomTree Dreyfus Euro Fund                              $   10,000,000              $   800               $  3,200
WisdomTree Dreyfus Indian Rupee Fund                      $    5,000,000              $   300               $  1,200
WisdomTree Dreyfus Japanese Yen Fund                      $   10,000,000              $   500               $  1,500
WisdomTree Dreyfus New Zealand Dollar Fund                $    2,500,000              $   300               $  1,200
WisdomTree Dreyfus South African Rand Fund                $    2,500,000              $   300               $  1,200


Placement of Redemption Orders. The process to redeem Creation Unit Aggregations works much like the process to purchase Creation Unit Aggregations, but in reverse. Orders to redeem Creation Unit Aggregations of the Funds must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders must be accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made to BNY no later than 10:00 a.m. New York time on the next Business Day following the Transmittal Date. All other procedures set forth in the Participant Agreement must be properly followed. Due to the schedule of holidays in certain countries, the delivery of redemption proceeds for certain International Currency Income Funds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds' transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 105%, which WisdomTree Asset Management may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars (or at the discretion of the Trust non-U.S. currency in an equivalent amount) in immediately-available funds and shall be held by BNY and marked to market daily. The fees of BNY and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Trust, on behalf of the affected Fund, is permitted to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

If the requisite number of shares of the relevant Fund are not delivered on the Transmittal Date as described above a Fund may reject or revoke acceptance of the redemption request. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in U.S. cash (or in the case of the International Currency Income Funds, an equivalent amount of non-U.S. currency), and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash (or in the case of the International Currency Income Funds, an equivalent amount of non-U.S. currency). In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash (or non-U.S. currency in the case of the International Currency Income Funds) to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

The ability of the Trust to effect in-kind creations and redemptions is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period. The Funds will not suspend or postpone redemption beyond seven days, except as permitted under Section 22(e) of the 1940 Act. Section 22(e) provides that the right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more qualified publicly traded partnerships.

(c) distribute with respect to each taxable year at least 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income.

In general, for purposes of the 90% of gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the 90% test described in (a) above if such gains are not directly related to a fund's business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing an International Currency Income Fund's status as a RIC for all years to which the regulations are applicable.

Taxation of the Funds. If a Fund qualifies as a RIC, that Fund will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income (including its net capital gains) will be subject to tax at corporate income tax rates without any deduction for distributions to shareholders, and all distributions from earnings and profits, including any distributions of net long-term capital gains and net tax-exempt income, would be taxable to shareholders as dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund intends to distribute at least annually substantially all of its investment company taxable income and net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at corporate rates, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ending on October 31 of such year plus any undistributed amount from the prior year. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions. Distributions by each Fund of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated those gains, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

If a Fund makes distributions to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of that shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable regardless of whether shareholders receive them in cash or reinvest the distributions in additional shares.

Sale or Exchange of Shares. A sale or exchange of shares in the Funds may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds (or financial intermediaries, such as brokers, through which a shareholder holds Fund shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Federal Tax Treatment of Certain Fund Investments. Transactions of the Funds in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies may be subject to various special and complex tax rules, including mark-to-market, constructive sale, straddle, wash sale and short sale rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. These rules may in turn affect the amount, timing or character of the income distributed to shareholders by the Fund.

Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses as of the end of such year on certain regulated futures contracts, foreign currency contracts and options that qualify as Section 1256 Contracts in addition to the gains and losses actually realized with respect to such contracts during the year. Except as described below under "Certain Foreign Currency Tax Issues," gain or loss from Section 1256 Contracts that are required to be marked-to-market annually will generally be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders.

Some debt obligations that are acquired by a Fund may be treated as having original issue discount ("OID"). Generally, a Fund will be required to include OID in taxable income over the term of the debt security, even though payment of the OID is not received until a later time, usually when the debt security matures. If a Fund holds such debt instruments, it may be required to pay out as distributions each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have in the absence of such transactions.

Certain Foreign Currency Tax Issues. Each of the Euro Fund and the Japanese Yen Fund intends to adopt and use as its functional currency for U.S. federal income tax purposes its designated currency rather than the U.S. dollar. Accordingly, if these International Currency Income Funds meet certain requirements relating to conducting business in their respective foreign currencies, they generally are not expected to recognize gains or losses on their foreign currency denominated debt securities due to fluctuations in the value of those currencies relative to the U.S. dollar.

For the other International Currency Funds, which will have the U.S. dollar as their functional currency, gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments generally will be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

The  International  Currency  Income  Funds'  forward  contracts  may qualify as
Section 1256 Contracts if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a
Section 1256 Contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 Contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 Contracts, the tax treatment generally applicable to Section 1256 Contracts would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as long-term capital gains or losses to the extent of 60% thereof and short-term capital gains or losses to the extent of 40% thereof. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as
Section 1256 Contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund's holding period therein. An International Currency Income Fund may elect out of Section 988 with respect to some, all or none of its forward currency contracts.

Finally,  regulated  futures  contracts  and  nonequity  options that qualify as
Section 1256 Contracts and are entered into by a Fund with respect to foreign currencies or foreign currency denominated debt instruments will be subject to the tax treatment generally applicable to Section 1256 Contracts unless the Fund elects to have Section 988 apply to determine the character of gains and losses from all such regulated futures contracts and nonequity options held or later acquired by the Fund.

Funds Holding Foreign Investments. Income received by the Funds from sources within foreign countries (including, for example, interest on securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If as of the end of a Fund's taxable year more than 50% of the Fund's assets consist of foreign securities, that Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by that Fund during that taxable year to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Tax-Exempt Shareholders. Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits ("REMICs") or taxable mortgage pools ("TMPs") if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment by a Fund in residual interests of a collateralized mortgage obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts ("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under Internal Revenue Service ("IRS") guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes "excess inclusion income." Rather if at any time during a taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes "excess inclusion income," then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by an amount of the tax that relates to that shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds. The Funds do not intend to invest directly or indirectly in residual interests in REMICs.


Non-U.S. Shareholders. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years beginning before January 1, 2008, and assuming certain certification requirements were complied with, a RIC generally was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income that would be treated as "portfolio interest" and accordingly would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly designated by the RIC. Pending legislation would extend the exemption from withholding for interest-related and short-term capital gain distributions to taxable years of RICs beginning before January 1, 2009. At the time of this filing, it is unclear whether the legislation will be enacted. Even if such legislation is enacted, depending on the circumstances, the Funds may make such designations with respect to all, some or none of their potentially eligible dividends or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Moreover, in the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment.


A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above.

Creation and Redemption of Creation Unit Aggregations. An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal tax purposes that exchanges money market securities or non-U.S. currency for Creation Unit Aggregations generally will recognize a gain or loss equal to the difference between the market value of the Creation Unit Aggregations at the time of the exchange and the sum of the exchanger's aggregate basis in the money market securities or non-U.S. currency surrendered plus the amount of cash paid for such Creation Unit Aggregations. A person who redeems Creation Unit Aggregations for money market securities or non-U.S. currency will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Unit Aggregations and the sum of the aggregate U.S. dollar market value of the securities or non-U.S. currency plus the amount of any cash received for such Creation Unit Aggregations. The Internal Revenue Service, however, may assert that a loss that is realized by an Authorized Participant upon an exchange of securities or non-U.S. currency for Creation Unit Aggregations cannot be currently deducted under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an Authorized Participant upon an issuance of Creation Unit Aggregations in exchange for non-U.S. currency will generally be treated as ordinary income or loss. Gain or loss recognized by an Authorized Participant upon an issuance of Creation Unit Aggregations in exchange for money market securities, or upon a redemption of Creation Unit Aggregations, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon the issuance of Creation Unit Aggregations in exchange for money market securities will generally be treated as long-term capital gain or loss if the money market securities have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Unit Aggregations will generally be treated as long-term capital gain or loss if the Fund shares comprising the Creation Unit Aggregations have been held for more than one year. Otherwise, such gains or losses are treated as short-term capital gains or losses.

A person subject to U.S. federal income tax who receives non-U.S. currency upon a redemption of Creation Unit Aggregations and does not immediately convert the non-U.S. currency into U.S. dollars may, upon a later conversion of the non-U.S. currency into U.S. dollars, or upon the use of the non-U.S. currency pay expenses or acquire assets, recognize as ordinary gains or losses any gains or losses resulting from fluctuations in the value of the non-U.S. currency relative to the U.S. dollar since the date of the redemption.

Persons exchanging securities or non-U.S. currency for Creation Unit Aggregations should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction. If you purchase or redeem Creation Unit Aggregations, you will be sent a confirmation statement showing how many shares you purchased or redeemed and at what price.

Section 351. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

                              DETERMINATION OF NAV

The NAV of each Fund's shares generally is calculated once daily Monday through Friday as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time (the "NAV Calculation Time"). NAV per share is calculated by dividing a Fund's net assets by the number of Fund shares outstanding. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form as described in the Participant Agreement.

In calculating a Fund's NAV, Fund investments generally are valued using market valuations. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

When reliable market valuations are not readily available or are not deemed to reflect current market values, the affected investments will be valued in accordance with the Fund's pricing policy and procedures. For these purposes, a price based on amortized cost is considered a market valuation. Securities that may be valued using fair value pricing may include, but are not limited to, instruments for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by "significant events." An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund's next NAV calculation time that may materially affect the value of a Fund's investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units. Fund shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV.

                           DIVIDENDS AND DISTRIBUTIONS

The U.S. Current Income Fund intends to pay out dividends, if any, monthly. Each of the Euro Fund and the Japanese Yen Fund, intend to pay out dividends, if any, quarterly.

Each of the Brazilian Real Fund, Chinese Yuan Fund, Indian Rupee Fund, New Zealand Dollar Fund and South African Rand Fund intend to pay out dividends, if any, annually. Each Fund distributes its net realized capital gains, if any, to investors annually. The Funds may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.


The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

                              FINANCIAL STATEMENTS

Financial highlights are not yet available for the Funds because they had not yet commenced operations as of the date of this SAI.

                            MISCELLANEOUS INFORMATION

Counsel. Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036 is counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP serves as the independent auditor of the Trust.